                                   APPENDIX A

                                   DEFINITIONS

                  Accepted Servicing Practices: With respect to any Loan,
those mortgage servicing practices (including collection procedures) of prudent mortgage banking institutions which service mortgage loans of the same type as such Loan in the jurisdiction where the related Mortgaged Property is located.

                  Accrual Period: For the Class A Notes (other than the
Class A-IO Notes), Class M Notes and Class B Notes (other than the Class B-2 Notes)
and any Payment Date, the period commencing on the immediately preceding Payment
Date (or the Closing Date, in the case of the first Accrual Period) and ending on the day immediately preceding the related Payment Date. For the Class A-IO
Notes and Class B-2 Notes and any Payment Date, the calendar month preceding such Payment Date.

                  Act of Noteholder:  As defined in Section 10.03 of the
Indenture.

                  Administrator:  U.S.  Bank  National  Association  and
its successors or assigns or any successor administrator appointed pursuant to the terms of the Administration Agreement.

                  Administration Agreement: The administration agreement
dated as of the Closing Date among the Seller,  the Issuer and the Indenture Trustee.

                  Affiliate: With respect to any Person, any other Person
controlling, controlled by or under common control with such Person. For purposes of this definition, "control" means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise and "controlling" and "controlled"
shall have meanings correlative to the foregoing.

                  Aggregate Loan Balance: As of any Payment Date will be equal to the aggregate of the Principal Balances of the Loans as of the last day of the prior month plus the amount on deposit in the Pre-Funding Account as of such date.

                  Alltel:  ALLTEL Information Services, Inc.

                  Applied Loss Amount: For any Payment Date, the excess of the aggregate Class Principal Balance of the Notes over the Aggregate Loan Balance after giving effect to all Realized Losses incurred with respect to Loans during the Collection Period for such Payment Date and payments of principal on such
Payment Date.

                  Appraised Value: With respect to any Mortgaged Property, the value thereof as determined by a property valuation made for the originator of the Loan at the time of origination of the Loan meeting the underwriting requirements of the originator.

                  Assignment of Mortgage: With respect to any Mortgage,
an assignment, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction in which the related Mortgaged
Property is located to reflect the sale of the Mortgage, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same jurisdiction.

                  Authorized Newspaper: A newspaper of general circulation
in the Borough of Manhattan, the City of New York, printed in the English language and customarily published on each Business Day, whether or not published on
Saturdays, Sundays or holidays.

                  Authorized Officer: With respect to the Issuer, any officer of the Owner Trustee who is authorized to act for the Owner Trustee in matters relating to the Issuer and who is identified on the list of Authorized Officers delivered by the Owner Trustee to the Indenture Trustee on the Closing Date (as
such list may be modified or supplemented from time to time thereafter).

                  Bankruptcy Code:  The United States Bankruptcy Code of
1978, as amended.

                  Basic Documents: The Owner Trust Agreement, the Indenture,
the Loan Purchase Agreement, the Servicing Agreement, the Administration Agreement,
the Custodial Agreements and the other documents and certificates delivered in connection with any of the above.

                  Basis Risk Reserve Fund: The account established by the
Indenture Trustee pursuant to Section 3.30 of the Indenture. Amounts on deposit in the Basis Risk Reserve Fund shall be distributed by the Indenture Trustee in accordance with Section 3.30 of the Indenture.

                  Basis Risk Shortfall: For each Class of Notes (other than
the Class A-IO Notes and Class B-2 Notes) and any Payment Date, the sum of:

         (1) the excess, if any, of (A) the related Current Interest for such
Class calculated on the basis of the lesser of (x) LIBOR plus the applicable
Note Margin with respect to each such Class of Notes and (y) the Maximum
Interest Rate, over (B) Current Interest for such Class calculated on the basis
Net Funds Cap, for the applicable Payment Date;

         (2) any amounts relating to clause (1) remaining unpaid from prior
Payment Dates, and

         (3) interest on the amount in clause (2) calculated on the basis of the lesser of (x) LIBOR plus the applicable Note Margin with respect to each such
Class of Notes and (y) the Maximum Interest Rate, on the basis of a 360-day year and the actual number of days elapsed in the related Accrual Period.

                  For the Class B-2 Notes and any Payment Date, the sum of:

         (1) the excess, if any, of (A) the related Current Interest for such
Class calculated on the basis of the lesser of (x) with respect to any Payment
Date on or prior to the first possible Optional Termination Date, 7.00% or with respect to any Payment Date after the first possible Optional Termination Date,
7.50% and (y) the Maximum Interest Rate, over (B) Current Interest for such
Class calculated on the basis Net Funds Cap, for the applicable Payment Date;

         (2) any amounts relating to clause (1) remaining unpaid from prior Payment
Dates, and

         (3) interest on the amount in clause (2) calculated on the basis of the lesser of (x) with respect to any Payment Date on or prior to the first possible
Optional Termination Date, 7.00% or with respect to any Payment Date after the first possible Optional Termination Date, 7.50% and (y) the Maximum Interest
Rate, on the basis of a 360-day year and 30 days in the related Accrual Period.

                  Beneficial Owner: With respect to any Note, the Person
who is the owner of a security entitlement to such Note as reflected on the books of the Depository or on the books of a Person maintaining an account with such
Depository (directly as a Depository Participant or indirectly through a
Depository Participant, in accordance with the rules of such Depository).

                  Book-Entry Notes: Notes held by the Depository as described in Section 4.06 of the Indenture. Initially, the Notes shall be Book-Entry Notes.

                  Business Day: Any day other than (i) a Saturday or a Sunday, or (ii) a legal holiday in the State of New York, Indiana, California or Nevada,
or (iii) a day on which banks in the State of New York, Indiana, Delaware,
California, Minnesota or Nevada are authorized or obligated by law or executive order to be closed.

                  Capitalized Interest Account: The account established and
maintained pursuant to the Indenture and Section 3 of the Loan Purchase
Agreement.

                  Capitalized Interest Requirement: With respect to each
Payment Date during the Pre-Funding Period and on the Payment Date immediately after the end of the Pre-Funding Period, the excess, if any of (i) an amount equal to accrued interest at the weighted average of the Note Interest Rates of the Notes for such Payment Date, weighted on the respective Note Balances or Notional
Balance, as applicable, of the Notes for the related Accrual Period, on the amount on deposit in the Pre-Funding Account as of the close of business on the preceding Payment Date (or as of the Closing Date, in the case of the first
Payment Date), over (ii) the amount of reinvestment earnings since the preceding
Payment Date (or the Closing Date, in the case of the first Payment Date) in the
Pre-Funding Account.

                  Carryforward Interest: For any class of Notes and Payment
Date, the sum of (1) the amount, if any, by which (x) the sum of (A) Current
Interest for such Class for the immediately preceding Payment Date and (B) any unpaid Carryforward Interest from previous Payment Dates exceeds (y) the amount paid in respect of interest on such Class on such immediately preceding Payment
Date, and (2) interest on such amount for the related Accrual Period at the applicable Note Interest Rate.

                  Certificates:  The Class CE-1 Certificates and Class CE-2
Certificates.

                  Certificate Distribution Account: The account or accounts
created and maintained by the Certificate Paying Agent pursuant to Section
3.10(c) of the Owner Trust Agreement. The Certificate Paying Agent will make all distributions on the Certificates from money on deposit in the Certificate
Distribution Account. The Certificate Distribution Account shall be an Eligible
Account.

                  Certificate Distribution Amount: The amount payable to
the Certificate Paying Agent under Section 3.05(e)(i) and Section 3.05(e)(xiv) of the Indenture for payment to the Certificates under the Owner Trust Agreement.

                  Certificate of Trust: The Certificate of Trust filed for
the Owner Trust pursuant to Section 3 810(a) of the Statutory Trust Statute, including all amendments and restatements.

                  Certificate Paying Agent: The paying agent appointed
pursuant to Section 3.10 of the Owner Trust Agreement.

                  Certificate Percentage Interest: With respect to the
Certificates, the Certificate Percentage Interest stated on the face thereof.

                  Certificate Register: The register maintained by the
Certificate Registrar in which the Certificate Registrar shall provide for the registration of the Certificates and of transfers and exchanges of the
Certificates.

                  Certificate Registrar: Initially, the Indenture Trustee,
in its capacity as Certificate Registrar, or any successor to the Indenture Trustee in such capacity.

                  Certificateholder: The Person in whose name a Certificate
is registered in the Certificate Register except that, any Certificate registered in the name of the Issuer, the Owner Trustee or the Indenture Trustee or any
Affiliate of the Owner Trustee or the Indenture Trustee shall be deemed not to be outstanding and the registered holder will not be considered a
Certificateholder or a holder for purposes of giving any request, demand, authorization, direction, notice, consent or waiver under the Indenture or the
Owner Trust Agreement provided that, in determining whether the Indenture
Trustee or the Owner Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only
Certificates that the Indenture Trustee or the Owner Trustee knows to be so owned shall be so disregarded. Owners of Certificates that have been pledged in good faith may be regarded as Holders if the pledgee establishes to the satisfaction of the Indenture Trustee or the Owner Trustee, as the case may be, the pledgee's right so to act with respect to such Certificates and that the pledgee is not the Issuer, any other obligor upon the Certificates or any
Affiliate of the Owner Trustee of the Indenture Trustee.

                  Class:  Collectively, all of the Notes bearing the same
designation.

                  Class A Notes: The Class A-1 Notes, Class A-2 Notes,
Class A-3 Notes and Class A-IO Notes.

                  Class A-1 Monthly Excess Cashflow Payment Amount: For any
Payment Date after the first Payment Date but prior to the Stepdown Date or a
Payment Date on which a Trigger Event has occurred and is continuing, amounts distributable to the Holders of the Class A Notes pursuant to clause 3.05(c)(i)
of the Indenture for such Payment Date multiplied by a fraction, the numerator of which is the Class Principal Balance of the Class A-1 Notes after giving effect to payments of the Class A-1 Principal Payment Amount on such Payment
Date and the denominator of which is the aggregate of the Class Principal
Balances of the Class A Notes after giving effect to payments of the Class A-1
Principal Payment Amount and the Class A-2/3 Principal Payment Amount on such
Payment Date.

                  Class A-1 Notes: The Class A-1 Home Equity Loan-Backed
Notes, Series 2003-D, in substantially the form set forth in Exhibit A-1 to the
Indenture.

                  Class A-1 Principal Payment Amount: For any Payment Date,
the Principal Payment Amount for such Payment Date multiplied by a fraction, the numerator of which is the Class Principal Balance of the Class A-1 Notes prior to any payments on such Payment Date and the denominator of which is the aggregate of the Class Principal Balances of the Class A Notes prior to any payments on such Payment Date.

                  Class A-1 Senior Principal Payment Amount: For any Payment
Date, the Senior Principal Payment Amount for such Payment Date multiplied by a fraction, the numerator of which is the Class Principal Balance of the Class A-1
Notes prior to any payments on such Payment Date and the denominator of which is the aggregate of the Class Principal Balances of the Class A Notes prior to any payments on such Payment Date.

                  Class A-2 Notes: The Class A-2 Home Equity Loan-Backed Notes,
Series 2003-D, in substantially the form set forth in Exhibit A-1 to the
Indenture.

                  Class A-2/3 Monthly Excess Cashflow Payment Amount: For any
Payment Date after the first Payment Date but prior to the Stepdown Date or a
Payment Date on which a Trigger Event has occurred and is continuing, amounts distributable to the Holders of the Class A Notes pursuant to clause 3.05(c)(i)
of the Indenture for such Payment Date multiplied by a fraction, the numerator of which is the aggregate Class Principal Balances of the Class A-2 Notes and
Class A-3 Notes after giving effect to payments of the Class A-2/3 Principal
Payment Amount on such Payment Date and the denominator of which is the aggregate of the Class Principal Balances of the Class A Notes after giving effect to payments of the Class A-1 Principal Payment Amount and the Class A-2/3
Principal Payment Amount on such Payment Date.

                  Class A-2/3 Principal Payment Amount: For any Payment Date,
the Principal Payment Amount for such Payment Date multiplied by a fraction, the numerator of which is the aggregate Class Principal Balances of the Class A-2
Notes and Class A-3 Notes prior to any payments on such Payment Date and the denominator of which is the aggregate of the Class Principal Balances of the
Class A Notes prior to any payments on such Payment Date.

                  Class A-2/3 Senior Principal Payment Amount: For any Payment
Date, the Senior Principal Payment Amount for such Payment Date multiplied by a fraction, the numerator of which is the aggregate Class Principal Balances of the Class A-2 Notes and Class A-3 Notes prior to any payments on such Payment
Date and the denominator of which is the aggregate of the Class Principal
Balances of the Class A Notes prior to any payments on such Payment Date.

                  Class A-3 Notes: The Class A-3 Home Equity Loan-Backed
Notes, Series 2003-D, in substantially the form set forth in Exhibit A-1 to the
Indenture.

                  Class A-IO Notes: The Class A-IO Home Equity Loan-Backed
Notes, Series 2003-D, in substantially the form set forth in Exhibit A-2 to the
Indenture.

                  Class B Notes:  The Class B-1 Notes and Class B-2 Notes.

                  Class B-1 Notes: The Class B-1 Home Equity Loan-Backed
Notes, Series 2003-D, in substantially the form set forth in Exhibit A-4 to the
Indenture.

                  Class B-1 Principal Payment Amount: For any Payment Date
on or after the Stepdown Date, will be the amount, if any, by which (x) the sum of
(i) the aggregate Class Principal Balance of the Class A Notes and the aggregate
Class Principal Balance of the Class M Notes, in each case, after giving effect to payments on such Payment Date and (ii) the Class Principal Balance of the
Class B-1 Notes immediately prior to such Payment Date exceeds (y) the lesser of
(A) the product of (i) 85.50% and (ii) the Aggregate Loan Balance for such
Payment Date and (B) the amount, if any, by which (i) the Aggregate Loan Balance for such Payment Date exceeds (ii) 0.50% of the Maximum Pool Amount.

                  Class B-2 Notes: The Class B-2 Home Equity Loan-Backed
Notes, Series 2003-D, in substantially the form set forth in Exhibit A-4 to the
Indenture.

                  Class B-2 Principal Payment Amount: For any Payment Date
on or after the Stepdown Date, will be the amount, if any, by which (x) the sum of
(i) the aggregate Class Principal Balance of the Class A Notes, the aggregate Class
Principal Balance of the Class M Notes and the aggregate Class Principal Balance of the Class B-1 Notes, in each case, after giving effect to payments on such
Payment Date and (ii) the Class Principal Balance of the Class B-2 Notes
immediately prior to such Payment Date exceeds (y) the lesser of (A) the product of (i) 88.50% and (ii) the Aggregate Loan Balance for such Payment Date and (B)
the amount, if any, by which (i) the Aggregate Loan Balance for such Payment
Date exceeds (ii) 0.50% of the Maximum Pool Amount.

                  Class CE-1 Certificates: The Class CE-1 Irwin Whole Loan
Home Equity Trust 2003-D, Home Equity Loan-Backed Certificates, issued and outstanding pursuant to the terms of the Owner Trust Agreement.

                  Class CE-2 Certificates: The Class CE-2 Irwin Whole Loan
Home Equity Trust 2003-D, Home Equity Loan-Backed Certificates, issued and outstanding pursuant to the terms of the Owner Trust Agreement.

                  Class M Notes:  The Class M-1 Notes and Class M-2 Notes.

                  Class M-1 Notes: The Class M-1 Home Equity Loan-Backed
Notes, Series 2003-D, in substantially the form set forth in Exhibit A-3 to the
Indenture.

                  Class M-1 Principal Payment Amount: For any Payment Date
on or after the Stepdown Date with respect to such Payment Date, will be the amount, if any, by which (x) the sum of (i) the aggregate Class Principal Balance of the
Class A Notes after giving effect to payments on such Payment Date and (ii) the
Class Principal Balance of the Class M-1 Notes immediately prior to such Payment
Date exceeds (y) the lesser of (A) the product of (i) 60.00% and (ii) the
Aggregate Loan Balance for such Payment Date and (B) the amount, if any, by which (i) the Aggregate Loan Balance for such Payment Date exceeds (ii) 0.50% of the Maximum Pool Amount.

                  Class M-2 Notes: The Class M-2 Home Equity Loan-Backed
Notes, Series 2003-D, in substantially the form set forth in Exhibit A-3 to the
Indenture.

                  Class M-2 Principal Payment Amount: For any Payment Date
on or after the Stepdown Date and for which a Trigger Event is not in effect, with respect to such Payment Date, will be the amount, if any, by which (x) the sum of (i) the aggregate Class Principal Balance of the Class A Notes and the Class
Principal Balance of the Class M-1 Notes, in each case, after giving effect to payments on such Payment Date and (ii) the Class Principal Balance of the Class
M-2 Notes immediately prior to such Payment Date exceeds (y) the lesser of (A)
the product of (i) 73.50% and (ii) the Aggregate Loan Balance for such Payment
Date and (B) the amount, if any, by which (i) the Aggregate Loan Balance for such Payment Date exceeds (ii) 0.50% of the Maximum Pool Amount.

                  Class Principal Balance: For any Class of Notes (other
than the Class A-IO Notes), as of any Determination Date, an amount equal to the initial principal balance of that Class, reduced by the aggregate of the following amounts allocable to that Class: (i) all amounts previously distributed to holders of Notes of that Class as payments of Principal; and (ii)
in the case of any Class of Subordinate Notes, any reductions to the Class
Principal Balance thereof due to Realized Losses. The Class A-IO Notes have no
Class Principal Balance.

                  Closing Date:  November 25, 2003.

                  Code: The Internal Revenue Code of 1986 (or any successor
statute thereto) and the rules and regulations promulgated thereunder, as the same may be amended from time to time.

                  Collateral:  The meaning specified in the Granting Clause
of the Indenture.

                  Collection Period:  With respect to each Payment Date,
the calendar month preceding the month of that Payment Date.

                  Combined Loan-to-Value Ratio: With respect to any Loan at
origination, the ratio, expressed as a percentage of (i) the sum of (A) the original principal balance of such Loan, and (B) any outstanding principal balance at origination of such Loan, of all other Permitted Liens, if any, secured by senior liens on the related Mortgaged Property, to (ii) the Appraised
Value.

                  Condemnation Proceeds: All awards or settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation, to the extent not required to be released to a Mortgagor in accordance with the terms of the documents contained in the Mortgage File.

                  Corporate Trust Office: With respect to the Indenture
Trustee, Certificate Registrar, Certificate Paying Agent and Paying Agent, the
principal corporate trust office of the Indenture Trustee and Note Registrar at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this instrument is located at 60
Livingston Avenue, EP-MN-WS3D, St. Paul, Minnesota 55107, Attn: Structured
Finance-Irwin Whole Loan Home Equity Trust 2003-D. With respect to the Owner
Trustee, the principal corporate trust office of the Owner Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of the Owner Trust Agreement is as set forth in the Owner Trust Agreement.

                  Credit Scores: The credit score for each Loan shall be
obtained in accordance with the related originator's underwriting guidelines. In cases in which one credit score was obtained for purposes of origination, that shall be the credit score.. If two credit bureau scores were obtained, the
Credit Score will be the lower score. If three credit bureau scores were obtained, the Credit Score will be the middle of the three. When there is more than one applicant, the Credit Score of the applicant with the higher income will be used. There is only one (1) score for any Loan regardless of the number of borrowers and/or applicants.

                  Cumulative Realized Losses: With respect to any date of
determination, the cumulative amount of Realized Losses since the Cut-off Date, less any amounts in respect of recoveries and applied as principal on a Loan in any month subsequent to the month in which such Loan was designated as a
Liquidated Loan.

                  Current Interest: For any Payment Date and any Class of
Notes, the amount of interest accruing at the applicable Note Interest Rate on the related Class Principal Balance during the related Accrual Period.

                  Custodial Account: The account or accounts created and
maintained by the Servicer pursuant to Section 3.02(b) of the Servicing
Agreement, in which the Servicer shall deposit or cause to be deposited certain amounts in respect of the Loans.

                  Custodial Agreement: Custodial Agreement between a Custodian and the Indenture Trustee, relating to the custody of the Loans and the related
Loan Files.

                  Custodian:  LaSalle Bank National Association.

                  Cut-off Date:  The open of business on November 1, 2003.

                  Cut-off Date Loan Balance: With respect to any Loan, the
unpaid principal balance thereof as of the close of business on the Business Day immediately prior to the Cut-off Date.

                  Default: Any occurrence which is or with notice or the
lapse of time or both would become an Event of Default.

                  Deficient Valuation: With respect to any Loan, a reduction in the scheduled Monthly Payment for such Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, provided, however, that a Deficient
Valuation shall not include any reduction that results in the permanent forgiveness of the principal of a Loan.

                  Deferred Amount: For any Class of Subordinate Notes and
Payment Date, will equal the amount by which (x) the aggregate of the Applied
Loss Amounts previously applied in reduction of the Class Principal Balance thereof exceeds (y) the aggregate of amounts previously paid in reimbursement thereof.

                  Definitive Notes:  The meaning specified in Section 4.06
of the Indenture.

                  Deleted  Loan: A Loan  replaced or to be replaced  with
an Eligible  Substitute  Loan pursuant to Section 2(d) of the Loan Purchase Agreement.

                  Delinquency Amount: With respect to any month, the aggregate outstanding balance of all Loans 60 or more days delinquent (including all foreclosures and REOs but excluding Liquidated Loans) as of the close of business on the last day of such month.

                  Depositor:  Credit Suisse First Boston Mortgage Acceptance
Corp., or its successor in interest.

                  Depository or Depository Agency: The Depository Trust
Company or a successor appointed by the Indenture Trustee with the approval of the
Issuer. Any successor to the Depository shall be an organization registered as a
"clearing agency" pursuant to Section 17A of the Exchange Act and the regulations of the Securities and Exchange Commission thereunder.

                  Depository Participant: A Person for whom, from time to
time, the Depository effects book-entry transfers and pledges of securities deposited with the Depository.

                  Determination Date: With respect to any Payment Date,
the 20th day (or if such 20th day is not a Business Day, the Business Day immediately preceding such 20th day) of the month of the related Payment Date.

                  Due Date: The day of the month on which the Monthly Payment is due on a Loan, exclusive of any days of grace.

                  Eligible Account: With respect to (i) the Collection Account, either (a) a trust account maintained with The Bank of the West or (b) an account or accounts (which may be an account with The Bank o f the West) that satisfy the requirements of either (I), (II), (III) or (IV) of clause (ii)(b)
below and (ii) the Payment Account, either (a) a trust account or accounts maintained at the corporate trust department of the Indenture Trustee or (b) one or more accounts that satisfy the following requirements:

                  (I) that are maintained with a depository institution or trust company whose short-term unsecured debt obligations (or, in the case of a depository institution or trust company that is the principal subsidiary of a bank holding company, the debt obligations of such holding company) at the time of deposit therein have been rated by each Rating Agency in its highest short-term rating category (provided, that if there at any time shall be a downgrading, withdrawal or suspension of the short-term unsecured debt obligations of such depository institution or trust company, the Servicer or
Indenture Trustee, as applicable, shall, within ten Business Days thereof, move such account to another depository institution or trust company having such required ratings);

                  (II) that are maintained with a depository institution or
trust company the long-term unsecured debt obligations of which have been rated
Baa3 or higher by Moody's and AA- or higher by Standard & Poor's (provided, that if there at any time shall be a downgrading, withdrawal or suspension of the long-term unsecured debt obligations of such depository institution or trust company, the Servicer or the Indenture Trustee, as applicable, shall, within ten
Business Days thereof, move such account to another depository institution or trust company having such required ratings), and the deposits in which are fully insured by the Federal Deposit Insurance Corporation;

                  (III) that are segregated trust accounts maintained with the corporate trust department of a depository institution or a trust company, acting in its fiduciary capacity; or

                  (IV) such other accounts that are acceptable to each Rating
Agency, as evidenced by a letter from each Rating Agency to the Servicer and the
Indenture Trustee, without reduction or withdrawal of the rating of any Class of
Notes.

                  The depository institution or trust company with which the
Eligible Account is maintained shall be organized under the laws of the United
States or any state thereof, have a net worth in excess of $100,000,000 and deposits insured to the full extent permitted by law by the Federal Deposit
Insurance Corporation and be subject to supervision and examination by federal or state banking authorities. An Eligible Account may bear interest, and may include, if otherwise permitted by this definition, an account maintained with the Indenture Trustee.

                  Eligible Substitute Loan: A Loan substituted by the Seller for a Deleted Loan which must, on the date of such substitution, as confirmed in an Officer's Certificate delivered to the Indenture Trustee, (i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Loan for a Deleted Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the outstanding principal balance of the Deleted Loan (the amount of any shortfall to be deposited by the Seller in the Custodial Account in the month of substitution);
(ii) comply with each representation and warranty set forth in Annex B to the
Loan Purchase Agreement; (iii) have a Mortgage Rate no lower than and not more than 1 % per annum higher than the Mortgage Rate of the Deleted Loan as of the date of substitution; (iv) have a Combined Loan-to-Value Ratio at the time of substitution no higher than that of the Deleted Loan at the time of substitution; (v) have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Loan; (vi) be a REMIC
Ineligible Loan; and (vii) not be 30 days or more delinquent.

                  ERISA:  The Employee Retirement Income Security Act of
1974, as amended.

                  Event of Default: With respect to the Indenture, any one
of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (i) the failure to pay the Current Interest on any Note on any
         Payment Date;

                  (ii) the failure by the Issuer on the final maturity date to reduce the Class Principal Balances of any Note then outstanding to zero;

                  (iii) there occurs a default in the observance or performance of any negative covenant, covenant or agreement of the Issuer made in the Indenture, or any representation or warranty of the Issuer made in the Indenture or in any certificate, note or other writing delivered pursuant hereto or in connection herewith proving to have been incorrect in any material respect as of the time when the same shall have been made which has a material adverse effect on Securityholders, and such default shall continue or not be cured, or the circumstance or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of 30 days after there shall have been given, by registered or certified mail, to the Issuer by the Indenture Trustee or to the Issuer
         and the Indenture Trustee by the Holders of at least 25% of the outstanding Note Balance of the Notes, a written notice specifying such default or incorrect representation or warranty and requiring it to be remedied and stating that such notice is a notice of default hereunder;
         or

                  (iv) there occurs the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuer or any substantial part of the Trust Estate in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Trust Estate, or ordering the winding-up or liquidation of the Issuer's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

                  (v) there occurs the commencement by the Issuer of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the
         Issuer to the entry of an order for relief in an involuntary case under any such law, or the consent by the Issuer to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the assets of the Trust Estate, or the making by the Issuer of any general assignment for the benefit of creditors, or the failure by the Issuer generally to pay its debts as such debts become due, or the taking of any action by the Issuer in furtherance of any of the foregoing.

                  Event of Liquidation: Following the occurrence of an Event of Default under the Indenture, as evidenced by a written notice provided to the
Owner Trustee, the Depositor and the Issuer that all conditions precedent to the sale or other liquidation of the Trust Estate pursuant to Section 5.04 of the
Indenture have been satisfied.

                  Event of Servicer Termination: With respect to the Servicing
Agreement, a Servicing Default as defined in Section 7.01 of the Servicing
Agreement.

                  Exchange Act: The Securities Exchange Act of 1934, as
amended, and the rules and regulations promulgated thereunder.

                  Fannie Mae:  Fannie Mae or any successor thereto.

                  FDIC:  The Federal Deposit Insurance Corporation or any
successor thereto.

                  Final Maturity Date:  The Payment Date occurring in
November 2028.

                  Final Scheduled Payment Date: With respect to each class
of Notes, other than the Class A-IO Notes, the Payment Date occurring in November
2028. With respect to the Class A-IO Notes, the Payment Date occurring in
November 2005.

                  Foreclosure Profit: With respect to a Liquidated Loan,
the amount, if any, by which (i) the aggregate of its Net Liquidation Proceeds plus Subsequent Recoveries (net of any unpaid related Servicing Fee) exceeds
(ii) the related Loan Balance (plus accrued and unpaid interest thereon at the applicable Mortgage Rate from the date interest was last paid through the date of receipt of the final Liquidation Proceeds) of such Liquidated Loan immediately prior to the final recovery of its Liquidation Proceeds.

                  Freddie Mac:  Freddie Mac or any successor thereto.

                  Grant: Pledge, bargain, sell, warrant, alienate, remise,
release, convey, assign, transfer, create, and grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm. A Grant of any item of Collateral shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of such item of Collateral and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring proceedings in the name of the granting party or otherwise, and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

                  Holder:  Any of the Noteholders or Certificateholders.

                  HUD:  The United States Department of Housing and Urban
Development and any successor thereto.

                  Indemnified Party:  The meaning specified in Section 7.02
of the Owner Trust Agreement.

                  Indenture:  The indenture dated as of the Closing Date
between the Issuer, as issuer, and the Indenture  Trustee,  as indenture trustee.

                  Indenture  Trustee:  U.S. Bank  National  Association,
and its  successors  and assigns or any  successor  indenture trustee appointed pursuant to the terms of the Indenture.

                  Independent: When used with respect to any specified
Person, the Person (i) is in fact independent of the Issuer, any other obligor on the Notes, the Seller, the Issuer, the Depositor and any Affiliate of any of the
foregoing Persons, (ii) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the
Seller, the Issuer, the Depositor or any Affiliate of any of the foregoing
Persons and (iii) is not connected with the Issuer, any such other obligor, the
Seller, the Depositor or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

                  Independent Certificate: A certificate or opinion to be
delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 10.01 of the
Indenture, made by an Independent appraiser or other expert appointed by an
Issuer Order, and such opinion or certificate shall state that the signer has read the definition of "Independent" in this Indenture and that the signer is
Independent within the meaning thereof.

                  Initial Loans: The initial Loans transferred by the
Depositor to the Issuer on the Closing Date, which are listed on the Loan Schedule on such date.

                  Initial Note Balance: With respect to the (i) Class A-1
Notes, $20,000,000, (ii) the Class A-2 Notes, $95,854,438, (iii) the Class A-3
Notes, $35,000,000, (iv) the Class M-1 Notes, $20,480,238, (v) the Class M-2
Notes $13,486,986, (vi) the Class B-1 Notes, $11,988,432 and (vii) the Class B-2
Notes, $2,997,108.

                  Initial Class A-IO Notional Amount:  $16,731,000.

                  Insolvency Event: With respect to a specified Person,
(a) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (b) the commencement by such
Person of a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such
Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due or the admission by such Person in writing (as to which a Responsible Officer of the Indenture
Trustee shall have received notice) of its inability to pay its debts generally, or the adoption by the Board of Directors or managing member of such Person of a resolution which authorizes action by such Person in furtherance of any of the foregoing.

                  Insurance Proceeds: Proceeds paid by any insurer pursuant
to any insurance policy covering a Loan which are required to be remitted to the
Servicer, or amounts required to be paid by the Servicer pursuant to the next to last sentence of Section 3.04 of the Servicing Agreement, net of any component thereof (i) covering any expenses incurred by or on behalf of the Servicer in connection with obtaining such proceeds, (ii) that is applied to the restoration or repair of the related Mortgaged Property, (iii) released to the Mortgagor in accordance with the Servicer's normal servicing procedures or (iv) required to be paid to any holder of a mortgage senior to such Loan.

                  Interest Coverage Amount: The amount to be paid from
proceeds received from the sale of the Notes for deposit into the Capitalized
Interest Account pursuant to Section 3 of the Loan Purchase Agreement on the Closing
Date, which amount shall be $89,000.

                  Interest Remittance Amount:  With respect to any Payment
Date, the sum of the following:

                  (i) all interest collected (other than Payaheads) in respect of Scheduled Payments on the Loans during the related Collection
         Period, the interest portion of Payaheads previously received and intended for application in the related Collection Period and the interest portion of all prepayments received on the loans during the related Prepayment Period, less the Servicing Fee and the Trustee Fee with respect to such loans,

                  (ii) the portion of any Substitution Amount or purchase price paid with respect to such Loans during the related Collection Period allocable to interest and the interest portion of the Termination Price paid in connection with any Optional Termination;

                  (iii) all Net Liquidation Proceeds and Subsequent Recoveries
         (net of any unpaid related Servicing Fees) collected with respect to the Loans during the related Collection Period, in each case to the extent allocable to interest; and.

                  (iv) any amounts withdrawn from the Capitalized Interest
         Account and deposited in the Payment Account in respect of the
         Capitalized Interest Requirement for such Payment Date.

                  Issuer, Owner Trust or Trust: The Irwin Whole Loan Home
Equity Trust 2003-D, a Delaware statutory trust, or its successor in interest, created by the Certificate of Trust.

                  Issuer Request: A written order or request signed in the
name of the Issuer by any one of its Authorized Officers and delivered to the
Indenture Trustee.

                  LIBOR: On each LIBOR Rate Adjustment Date, LIBOR shall be
established by the Indenture Trustee and as to any Accrual Period, LIBOR will equal the rate for United States dollar deposits for one month which appears on the Dow Jones Telerate Screen Page 3750 as of 11:00 A.M., London time, on that
LIBOR Rate Adjustment Date. Dow Jones Telerate Screen Page 3750 means the display designated as page 3750 on the Telerate Service or any other page as may replace page 3750 on that service for the purpose of displaying London interbank offered rates of major banks. If the rate does not appear on that page or any other page as may replace that page on that service, or if the service is no longer offered, any other service for displaying LIBOR or comparable rates as may be selected by the Indenture Trustee after consultation with the Servicer, the rate will be the Reference Bank Rate.

         The establishment of LIBOR by the Indenture Trustee and the Indenture
Trustee's subsequent calculation of the Note Interest Rate applicable to the
Class A-1, Class A-2, Class M and Class B Notes for the relevant Accrual Period, in the absence of manifest error, will be final and binding.

                  LIBOR Business Day: Any day other than (i) a Saturday or
a Sunday or (ii) a day on which banking institutions in the city of London,
England or New York, New York are required or authorized by law to be closed.

                  LIBOR Rate Adjustment Date: With respect to the first
Payment Date, the second LIBOR Business Day preceding the Closing Date, and thereafter, the second LIBOR Business Day preceding each Accrual Period.

                  Lien: Any mortgage, deed of trust, pledge, conveyance,
hypothecation, assignment, participation, deposit arrangement, encumbrance, lien
(statutory or other), preference, priority right or interest or other security agreement or preferential arrangement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing and the filing of any financing statement under the UCC
(other than any such financing statement filed for informational purposes only)
or comparable law of any jurisdiction to evidence any of the foregoing;
provided, however, that any assignment pursuant to Section 6.02 of the Servicing
Agreement shall not be deemed to constitute a Lien.

                  Liquidated Loan: With respect to any Payment Date, any
Loan in respect of which the Servicer has determined, in accordance with the servicing procedures specified in the Servicing Agreement, as of the end of the related
Collection Period that substantially all Liquidation Proceeds which it reasonably expects to recover, if any, with respect to the disposition of the
Loan and any related REO have been recovered. In addition, the Servicer will treat any Loan that is 180 days or more delinquent as a Liquidated Loan.

                  Liquidation Expenses: All out-of-pocket expenses (exclusive of overhead) incurred by or on behalf of the Servicer in connection with the liquidation of any Loan and not recovered under any insurance policy, including legal fees and expenses, any unreimbursed amount expended (including, without limitation, amounts advanced to cure defaults on any mortgage loan which is senior to such Loan and amounts advanced to keep current or pay off a mortgage loan that is senior to such Loan) respecting such Loan and any related and unreimbursed expenditures for real estate property taxes or for property restoration, preservation or insurance against casualty loss or damage.

                  Liquidation Proceeds: Amounts received in connection with
the partial or complete liquidation of a defaulted Loan, whether through the sale or assignment of such Loan, trustee's sale, foreclosure sale or otherwise.

                  Loan File:  With respect to each Loan, the documents
indicated on Exhibit C to the Loan Purchase Agreement.

                  Loan Purchase Agreement: The loan purchase agreement dated the Closing Date among the Seller, as assignor, the Depositor, as assignee, the
Indenture Trustee and the Issuer.

                  Loans:  The  Initial Loans and the Subsequent Loans that
are listed on the Loan  Schedule  as it may be amended or supplemented.

                  Loan Schedule: The schedule of Loans transferred to the
Issuer, a copy of which shall be attached as Exhibit A of the Servicing
Agreement and as Exhibit A to the Loan Purchase Agreement, which schedule shall be amended or supplemented to include Subsequent Loans as they are transferred to the Issuer and which sets forth as to each Loan, among other things:

                  (i)      the Loan identifying number ("LOAN #");

                  (ii)     the street address of the Mortgaged Property
                           including state, city and zip code ("ADDRESS");

                  (iii)    the maturity of the Mortgage Note ("MATURITY DATE");

                  (iv)     the Mortgage Interest Rate ("CUR RATE");

                  (v)      the Principal Balance at origination ("ORG AMT");

                  (vi)     the type of property securing the Mortgage Note
                           ("PROPERTY TYPE");

                  (vii)    the Appraised Value ("APPRSL");

                  (viii)   the initial scheduled monthly payment of principal,
                           if any, and interest ("ORIGINAL P & I");

                  (ix)     the Cut-off Date Loan Balance ("CUT-OFF BAL");

                  (x)      the Combined Loan-to-Value Ratio at origination
                           ("Combined Loan-to-Value Ratio");

                  (xi)     the date of the Mortgage Note ("NOTE DATE");

                  (xii)    the original term to maturity of the Loan ("ORIGINAL
                           TERM");

                 (xiii)   under the column "OCCP CODE," a code indicating
                           whether the Loan is secured by a non-owner occupied
                           residence;

                  (xiv)    the Principal Balance of any Loan senior thereto ("SR
                           BAL");

                  (xv)     the Credit Score ("CR SCORE");

                  (xvi)    the debt to income ratio ("DTI");

                  (xvii)   product code ("PRODUCT CODE");

                  (xviii)  loan purpose ("PURPOSE"); and

                  (xix)    the lien position of the related Mortgage ("LIEN").

Such schedule may consist of multiple reports that collectively set forth all of the information required.

                  Loan-to-Value Ratio or LTV: With respect to any Loan, the
ratio of the original outstanding principal amount of the Loan as of the Cut-off
Date or Subsequent Cut-off Date, as applicable (unless otherwise indicated) and, with respect to any junior lien Loan, the outstanding principal amount of any related Senior Lien as of the date of origination of such Loan, to (i) the
Appraised Value of the related Mortgaged Property at origination with respect to a Refinanced Mortgage Loan, and (ii) the lesser of the Appraised Value of the related Mortgaged Property at origination or the purchase price of the related
Mortgaged Property with respect to all other Loans.

                  Lost Note Affidavit: With respect to any Loan as to which
the original Mortgage Note has been permanently lost or destroyed and has not been replaced, an affidavit from the Seller certifying that the original Mortgage
Note has been lost, misplaced or destroyed (together with a copy of the related
Mortgage Note).

                  Maximum Interest Rate: With respect to any Payment Date,
an amount equal to the weighted average of the Mortgage Interest Rates as of the last day of the Collection Period immediately preceding such Payment Date less the sum of the Servicing Fee Rate and the Trustee Fee Rate, and with respect to any Class of Notes other than the Class A-IO Notes and Class B-2 Notes, multiplied by 30 divided by the actual number of days in the related Accrual
Period.

                  Maximum Pool Amount:  $199,807,202.45.

                  MERS:  Mortgage Electronic Registration Systems,  Inc.,
a corporation  organized and existing under the laws of the State of Delaware, or any successor thereto.

                  MERS(R) System: The system of recording transfers of Mortgages electronically maintained by MERS.

                  MIN: The Mortgage Identification Number for Loans registered with MERS on the MERS(R) System.

                  MOM Loan: Any Loan for which MERS acts as the mortgagee
of such Loan, solely as nominee for the originator of such Loan and its successors and assigns, at the origination thereof.

                  Monthly Excess Cashflow: For any Payment Date, an amount
equal to the portion of the Remittance Amount, if any, remaining after the payments of interest and principal under Sections 3.05(b), (c) and (d) of the Indenture.

                  Monthly Payment: With respect to any Loan and any Due Date, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment, if any, for partial Principal Prepayments and for Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than a Deficient Valuation, or similar proceeding or any moratorium or similar waiver or grace period).

                  Moody's:  Moody's Investors Service, Inc. or its
successor in interest.

                  Mortgage: The mortgage, deed of trust or other instrument
securing a Mortgage Note which creates a first or junior lien on an unsubordinated estate in fee simple in real property securing the Mortgage Note;
except that with respect to real property located in jurisdictions in which the use of leasehold estates for residential properties is a widely-accepted practice, the mortgage, deed of trust or other instrument securing the Mortgage
Note may secure and create a first or junior lien upon a leasehold estate of the
Mortgagor.

                  Mortgage Interest Rate: The annual rate at which interest
accrues on any Loan in accordance with the provisions of the related Mortgage
Note.

                  Mortgage Note: With respect to a Loan, the mortgage note
pursuant to which the related mortgagor agrees to pay the indebtedness evidenced thereby and secured by the related Mortgage as modified or amended.

                  Mortgaged Property: The underlying real property securing
repayment of a Mortgage Note, consisting of a fee simple parcel of real estate or leasehold estate, the term of which is equal to or longer than the term of the related Mortgage Note..

                  Mortgagor:  The obligor or obligors under a Mortgage Note.

                  National Housing Act:  The National Housing Act of 1934,
as amended.

                  Net Funds Cap: For any Payment Date and any Class of Notes
(other than the Class A-IO Notes), the annual rate equal to a fraction, expressed as a percentage, obtained by dividing (1) the amount of interest which accrued on the Loans during the immediately preceding Collection Period minus the sum of (a) the Servicing Fee paid to the Servicer in respect of the immediately preceding Collection Period, (b) the Trustee Fee paid in respect of such Payment Date and (c) the aggregate amount of interest paid to the holders of the Class A-IO Notes in respect of such Payment Date by (2) the product of
(a) the Aggregate Loan Balance as of the immediately preceding Payment Date and
(b) with respect to any Class of Notes other than the Class B-2 Notes, the actual number of days in the related Accrual Period divided by 360 or with respect to the Class B-2 Notes, 1/12.

                  Net Rate Cap: With respect to the Class A-IO Notes and
for any Payment Date, an annual rate equal to a fraction, expressed as a percentage,
(1) the numerator of which is 12 times the excess of (i) the amount of interest that accrued on the Loans during the related Collection Period over (ii) the sum of the Servicing Fee and the Trustee Fee in respect immediately preceding
Collection Period and (2) the denominator of which is the Aggregate Loan Balance as of the immediately preceding Payment Date (or as of the Cut-off Date with respect to the first Payment Date).

                  Net Liquidation Proceeds: With respect to any Liquidated
Loan, Liquidation Proceeds net of Liquidation Expenses and unpaid Servicing Fees related thereto.

                  Net Loan Rate: With respect to any Loan and any day, the
related Mortgage Interest Rate less the sum of the related Servicing Fee Rate and the Trustee Fee Rate.

                  Non-United States Person:  Any Person other than a
United States Person.

                  Note Balance: With respect to any Payment Date and any
Note (other than any Class A-IO Note), the Initial Note Balance thereof, reduced by the aggregate of the following amounts allocable to that Note: (i) all amounts previously distributed to holders of such Note as payments of principal; and
(ii) in the case of any Subordinate Note, any reductions to the Note Balance thereof due to Realized Losses. The Class A-IO Notes do not have a Note Balance.

                  Note Interest Rate: For each Class of Notes, other than
the Class A-IO Notes and the Class B-2 Notes, and any Payment Date, a rate per annum equal to the least of (i) LIBOR plus the related Note Margin for such Payment
Date; (ii) the Net Funds Cap for such Payment Date and (iii) the Maximum
Interest Rate for such Payment Date.

                  For the Class A-IO Notes and any Payment Date, a rate per
annum equal to (A) for any Payment Date up to and including the Payment Date occurring in November 2005, the lesser of (i) 7.00% per annum and (ii) the Net
Rate Cap, and (B) in the case of any Payment Date thereafter, 0%.

                  For the Class B-2 Notes and any Payment Date, a rate per annum equal to the least of (i) for any Payment Date on or prior to the first possible
Optional Termination Date, 7.00% and for any Payment Date thereafter, 7.50%,
(ii) the Net Funds Cap for such Payment Date and (iii) the Maximum Interest Rate for such Payment Date.

                  Note Margin:

                  Class                                                                  Note Margin
                                                                             On or prior to          After
                                                                              the date upon      the date upon
                                                                                which an            which an
                                                                                Optional            Optional
                                                                             Termination can    Termination can
                                                                                  occur              occur
                  A-1....................................................         0.43%              0.86%
                  A-2                                                             0.25%              0.50%
                  A-3                                                             0.52%              1.02%
                  M-1....................................................         0.73%             1.095%%
                  M-2....................................................         1.70%              2.20%
                  B-1....................................................         4.00%              4.50%

---------------------------------------------------------------------------------------------------------------------------------------

                  Note Owner:  The Beneficial Owner of a Note.

                  Note  Register:  The register  maintained  by the Note
Registrar in which the Note  Registrar  shall provide for the registration of
Notes and of transfers and exchanges of Notes.

                  Note Registrar:  The Indenture Trustee, in its capacity
as Note Registrar.

                  Noteholder: The Person in whose name a Note is registered
in the Note Register, except that, any Note registered in the name of the
Depositor, the Issuer or the Indenture Trustee or any Affiliate of any of them shall be deemed not to be outstanding and the registered holder will not be considered a Noteholder or holder for purposes of giving any request, demand, authorization, direction, notice, consent or waiver under the Indenture or the
Owner Trust Agreement provided that, in determining whether the Indenture
Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that the
Indenture Trustee or the Owner Trustee knows to be so owned shall be so disregarded. Owners of Notes that have been pledged in good faith may be regarded as Holders if the pledgee establishes to the satisfaction of the
Indenture Trustee or the Owner Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes or any Affiliate of any of the foregoing Persons.

                  Notes: The Class A, Class M and Class B Notes issued and
outstanding at any time pursuant to the Indenture.

                  Notional Amount: With respect to the Class A-IO Notes
and any Payment Date prior to the Payment Date in December 2005, the lesser of the Initial Class A-IO Notional Amount and the Aggregate Loan Balance prior to giving effect to actual payments of principal received during the related
Collection Period. On and after the Payment Date in December 2005, the Notional
Amount will be $0.

                  Officer's Certificate: With respect to the Servicer, a
certificate signed by the President, Managing Director, a Director, a Vice
President or an Assistant Vice President, of the Servicer and delivered to the
Indenture Trustee. With respect to the Issuer, a certificate signed by any
Authorized Officer of the Issuer, under the circumstances described in, and otherwise complying with, the applicable requirements of Section 10.01 of the
Indenture, and delivered to the Indenture Trustee. Unless otherwise specified, any reference in the Indenture to an Officer's Certificate shall be to an
Officer's Certificate of any Authorized Officer of the Issuer or the Servicer.

                  Opinion of Counsel: A written opinion of counsel. Any Opinion of Counsel for the Servicer may be provided by in-house counsel for the Servicer if reasonably acceptable to the Indenture Trustee and the Rating Agencies or the
Depositor, as the case may be.

                  Optional Termination: The right of the Holders of a majority of the Class CE-2 Certificates or the Servicer, as applicable, to purchase the
Loans pursuant to Section 10.18 of the Indenture on a Payment Date on or after which the Aggregate Loan Balance (after applying payments received in the related Collection Period) as of such Payment Date is less than ten percent of the Aggregate Loan Balance as of the Cut-off Date.

                  Optional Termination Date: The Payment Date on which the
Holders of a majority of the Class CE-2 Certificates or the Servicer, as applicable, exercise an Optional Termination.

                  Original Pre-Funded Amount:  $20,161,993.

                  Originator:  Irwin  Union  Bank and Trust  Company,  a
bank  organized  and  existing  under the laws of the State of Indiana, and its successors and assigns.

                  Outstanding:  With respect to the Notes, as of the date
of  determination,  all  Notes  theretofore  executed, authenticated and delivered under this Indenture except:

                  (i) Notes theretofore cancelled by the Note Registrar or
         delivered to the Indenture Trustee for cancellation; and

                  (ii) Notes in exchange for or in lieu of which other Notes have been executed, authenticated and delivered pursuant to the
         Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a protected purchaser.

                  Outstanding Loan: As to any Payment Date, a Loan which
was not (i) the subject of a Principal Prepayment in full during any preceding
Collection Period, (ii) purchased, deleted or substituted for during any preceding Collection Period pursuant to the Servicing Agreement or (iii) a
Liquidated Loan during any preceding Collection Period as of such Payment Date.

                  Overcollateralization Amount: For any Payment Date the
amount, if any, by which (x) the Aggregate Loan Balance plus amounts on deposit in the Pre-Funding Account for such Payment Date exceeds (y) the aggregate Class
Principal Balance of all of the Notes after giving effect to payments on such
Payment Date.

                  Overcollateralization Deficiency: For any Payment Date the
amount, if any, by which (x) the Targeted Overcollateralization Amount for such
Payment Date exceeds (y) the Overcollateralization Amount for such Payment Date, calculated for this purpose after giving effect to the reduction on such Payment
Date of the aggregate Class Principal Balance of the Notes resulting from the payment of the Principal Payment Amount on such Payment Date, but prior to allocation of any Applied Loss Amount on such Payment Date.

                  Overcollateralization Release Amount: For any Payment Date
the lesser of (x) the Principal Remittance Amount for such Payment Date and (y)
the amount, if any, by which (1) the Overcollateralization Amount for such date, calculated for this purpose on the basis of the assumption that 100% of the aggregate of the Principal Remittance Amount for such date is applied on such date in reduction of the aggregate of the Class Principal Balances of the Notes, exceeds (2) the Targeted Overcollateralization Amount for such date.

                  Owner Trust  Agreement: The Owner Trust Agreement, dated
as of the Closing Date,  between the Owner Trustee and the Depositor.

                  Owner Trustee: Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee of the Trust, and its successors and assigns or any successor owner trustee appointed pursuant to the terms of the
Owner Trust Agreement.

                  Owner Trust Estate:  The meaning specified in Section
3.01 of the Owner Trust Agreement.

                  Payahead: Any Scheduled Payment directed by the related
mortgagor in writing to be applied in a Collection Period subsequent to the
Collection Period in which such payment was received.

                  Paying Agent: With respect to the Indenture, any paying agent or co-paying agent appointed pursuant to Section 3.03 of the Indenture, which initially shall be the Indenture Trustee.

                  Payment Account: The account established by the Indenture
Trustee pursuant to Section 8.02 of the Indenture and Section 5.01 of the
Servicing Agreement. Amounts deposited in the Payment Account will be distributed by the Indenture Trustee in accordance with Section 3.05 of the
Indenture.

                  Payment Date: The 25th day of each month, or if such day
is not a Business Day, then the next Business Day.

                  Percentage Interest: With respect to any Note, the percentage obtained by dividing the Note Balance of such Note by the aggregate of the Note
Balances of all Notes of the same Class.

                  Permitted Investments:  One or more of the following:

                 (i) obligations of or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United
         States;

                  (ii) repurchase agreements on obligations specified in clause
         (i) maturing not more than one month from the date of acquisition thereof, provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating
         Agency in its highest short-term rating available;

                  (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers'
         acceptances, shall in no event have an original maturity of more than
         365 days or a remaining maturity of more than 30 days) denominated in
         United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided that the debt obligations of such depository institution or trust company (or, if the only Rating Agency is Standard
         & Poor's, in the case of the principal depository institution in a depository institution holding company, debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating available; and provided further that, if the only Rating Agency is Standard & Poor's and if the depository or trust company is a principal subsidiary of a bank holding company and the debt obligations of such subsidiary are not separately rated, the applicable rating shall be that of the bank holding company; and, provided further that, if the original maturity of such short-term obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short term rating of such institution shall be A-1+
         in the case of Standard & Poor's if Standard & Poor's is the Rating
         Agency;

                  (iv) commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the
         United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating available; provided that such commercial paper shall have a remaining maturity of not more than 30 days;

                  (v) a money market fund or a qualified investment fund rated by each Rating Agency in its highest long-term rating available; and

                  (vi) other obligations or securities that are acceptable to each Rating Agency as a Permitted Investment hereunder and will not reduce the rating assigned to any Securities by such Rating Agency below the lower of the then-current rating or the rating assigned to such Securities as of the Closing Date by such Rating Agency, as evidenced in writing, provided that if the Servicer or any other Person controlled by the Servicer is the issuer or the obligor of any obligation or security described in this clause (vi) such obligation or security must have an interest rate or yield that is fixed or is variable based on an objective index that is not affected by the rate or amount of losses on the Loans; provided, however, that
         no instrument shall be a Permitted Investment if it represents, (1) the right to receive only interest payments with respect to the underlying debt instrument, (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations, or (3) an obligation of the Seller or Depositor.
         References herein to the highest rating available on unsecured long-term debt shall mean AAA (or the equivalent in the case of Moody's), and references herein to the highest rating available on unsecured commercial paper and short-term debt obligations shall mean A-1 (or the equivalent in the case of Moody's).

                  Permitted Liens: Liens for (i) real estate taxes and special assessments not yet delinquent (provided, that property taxes may be delinquent up to one year); (ii) as to the Loans identified as junior Loans on the data tapes provided by the Servicer to, among others, the Seller, any senior mortgage loans secured by such Mortgaged Property; (iii) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording that are acceptable to mortgage lending institutions generally; (iv) liens prior to the related first mortgage, if verified as paid, and liens and judgments of $5,000 or less, including sewer or maintenance liens, mechanics' liens or UCC filings that have been included in the first mortgage balance for the purpose of calculating Combined Loan-to-Value Ratio for any related Loan; and other matters to which like properties are commonly subject that do not materially interfere with the benefits of the security intended to be provided by the related Mortgage Documents; provided, however, that Permitted
Liens discovered after final approval is given on a Loan application that are less than 1.0% of the Appraised Value or less than 10% of the original Principal
Balance of the Loan, whichever is less, do not have to be included in the first mortgage balance for the purpose of calculating Combined Loan-to-Value Ratio for any related Loan

                  Person: Any individual, corporation, partnership, joint
venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof, or any other entity or organization of any type (whether or not a legal entity).

                  Plan: Any employee benefit plan or certain other retirement plans and arrangements, including individual retirement accounts and annuities,
Keogh plans and bank collective investment funds and insurance company general or separate accounts in which such plans, accounts or arrangements are invested, that are subject to ERISA or Section 4975 of the Code, as described in Section
3.05 of the Owner Trust Agreement.

                  Plan Assets: The meaning specified in Section 2510.3-101
of the Department of Labor Regulations and as described in Section 3.05 of the
Owner Trust Agreement.

                  Predecessor Note: With respect to any particular Note,
every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 4.03 of the Indenture in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

                  Pre-Funded Amount: With respect to any date of determination during the Pre-Funding Period, the amount on deposit in the Pre-Funding Account.

                  Pre-Funding Account: The account established and maintained pursuant to the Indenture and Section 3 of the Loan Purchase Agreement.

                  Pre-Funding Period: The period commencing on the Closing
Date and ending on the earliest of (i) the date on which the Trust Agreement terminates, (ii) the date on which the amount in the Pre-Funding Account has been reduced to zero and (iii) January 31, 2004.

                  Prepayment Assumption:  100% PPC.

                  Prepayment  Penalty:  With respect to each Loan,  the
penalty if the  Mortgagor  prepays such Loan as provided in the related Mortgage
Note or Mortgage.

                  Prepayment Period:  For any Payment Date, the calendar
month preceding that Payment Date.

                  Principal Balance: For any Outstanding Loan as of any
Determination Date, its outstanding principal balance as of the Cut-off Date, reduced by the principal received on or before the Due Date in the Collection
Period immediately preceding such Determination Date. For any Liquidated Loan,
$0.

                  Principal Payment Amount: For any Payment Date will be
equal to the Principal Remittance Amount for such date minus the Overcollateralization
Release Amount, if any, for such date.

                  Principal Prepayment: Any full or partial payment of principal on a Loan which is received in advance of its scheduled Due Date and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

                  Principal Remittance Amount: For any Payment Date will
be equal to the sum of (1) all Principal collected (other than Payaheads) in respect of Scheduled Payments on the Loans during the related Collection Period
(less amounts due to the Servicer and the Indenture Trustee with respect to the
Loans, to the extent allocable to Principal) and the Principal portion of
Payaheads previously received and intended for application in the related
Collection Period, (2) all Principal Prepayments received during the related
Prepayment Period, (3) the outstanding principal balance of each Loan that was repurchased by the Seller or the Servicer during the related Collection Period and the principal portion of the Termination Price paid in connection with any
Optional Termination, (4) the portion of any Substitution Amount paid with respect to any replaced Loans during the related Collection Period allocable to
Principal and (5) all Net Liquidation Proceeds and Subsequent Recoveries (net of
any unpaid related Servicing Fees) collected with respect to the Loans during the related Collection Period, in each case to the extent allocable to principal.

                  Proceeding:  Any suit in equity, action at law or other
judicial or administrative proceeding.

                  Rating Agency: Any nationally recognized statistical rating organization, or its successor, that rated the Securities at the request of the
Depositor at the time of the initial issuance of the Securities. Initially,
Moody's or Standard & Poor's. If such organization or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, designated by the Issuer, notice of which designation shall be given to the Indenture Trustee. References herein to the highest short term unsecured rating category of a Rating Agency shall mean A-1 + or better in the case of Standard & Poor's and P-1 or better in the case of Moody's and in the case of any other Rating Agency shall mean such equivalent ratings. References herein to the highest long-term rating category of a Rating Agency shall mean "AAA" in the case of Standard & Poor's and "Aaa"
in the case of Moody's and in the case of any other Rating Agency, such equivalent rating.

                  Realized Loss: With respect to each Liquidated Loan, an
amount (not less than zero) equal to (i) the Principal Balance of the Loan as of the date the Loan becomes a Liquidated Loan, minus (ii) the proceeds, if any, received during the month in which such Loan becomes a Liquidated Loan, to the extent applied as recoveries of principal of the Loan, net of the portion thereof reimbursable to the Servicer or any Subservicer with respect to related expenses as to which the Servicer or Subservicer is entitled to reimbursement thereunder but which have not been previously reimbursed.

                  Record Date: With respect to the Notes (other than the
Class A-IO Notes and Class B-2 Notes) and any Payment Date, the Business Day next preceding such Payment Date. With respect to the Class A-IO Notes, the Class B-2
Notes and the Certificates and any Payment Date, the last Business Day of the month preceding the month of such Payment Date.

                  Reference Bank Rate: With respect to any Interest Period,
as follows: the arithmetic mean (rounded upwards, if necessary, to the nearest one sixteenth of a percent) of the offered rates for United States dollar deposits for one month which are offered by the Reference Banks as of 11:00 A.M., London,
England time, on the second LIBOR Business Day prior to the first day of such
Interest Period to prime banks in the London interbank market for a period of one month in amounts approximately equal to the sum of the outstanding Class
Principal Balance of the Class A, Class B and Class M Notes; provided that at least two such Reference Banks provide such rate. If fewer than two offered rates appear, the Reference Bank Rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Indenture
Trustee, as of 11:00 a.m., New York time, on such date for loans in U.S. Dollars to leading European Banks for a period of one month in amounts approximately equal to the aggregate outstanding Principal Balance of the Class A, Class M and
Class B Notes. If no quotations can be obtained, the rate will be the rate for the prior Payment Date; provided however, if, under the priorities listed previously in this paragraph, the rate for a Payment Date would be based on the rate for the previous Payment Date for the third consecutive Payment Date, the
Indenture Trustee after consultation with the Servicer, shall select an alternative comparable index over which the Indenture Trustee has no control, used for determining one-month Eurodollar lending rates that is calculated and published or otherwise made available by an independent party.

                  Reference Banks: The leading banks selected by the Indenture
Trustee, which are engaged in transactions in Eurodollar deposits in the London interbank market.

                  Refinanced Mortgage Loan: A Loan which was made to a Mortgagor who owned the Mortgaged Property prior to the origination of such Loan and the proceeds of which were used in whole or part to satisfy an existing mortgage.

                  Registered Holder: The Person in whose name a Note is
registered in the Note Register on the applicable Record Date.

                  REMIC Ineligible Loan: A Loan will be a REMIC Ineligible
Loan, if (a) the value of the real property securing the Loan was not at least equal to 80% of the original principal balance of the Loan, calculated by subtracting the principal balance of any home equity loans that are secured by liens that are senior to the Loan and a proportionate amount of any home equity loans that are secured by a lien of equal priority as the Loan from the Appraised Value of the property when the Loan was originated and (b) substantially all of the proceeds of the Loans were not used to acquire, improve or protect an interest in the real property securing the Loan.

                  Remittance Amount:  The sum of the Interest Remittance
Amount and the Principal Remittance Amount.

                  REO: A  Mortgaged  Property  that is acquired  by or on
behalf of the Issuer in full or partial  satisfaction  of the related Mortgage.

                  Repurchase Price: With respect to any Loan required to be
repurchased on any date pursuant to the Loan Purchase Agreement or the Servicing
Agreement, an amount equal to the sum of (i) 100% of the Loan Balance thereof
(without reduction for any amounts charged off), (ii) unpaid accrued interest at the Mortgage Rate (or with respect to the last day of the month in the month of repurchase, the Mortgage Rate will be the Mortgage Rate in effect as to second to last day in such month) on the outstanding principal balance thereof from the
Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month of purchase and (iii) and all expenses advanced and reimbursable to the Servicer.

                  Required Basis Risk Reserve Fund Deposit: With respect to
any Payment Date, the amount necessary to cause the amount on deposit in the Basis
Risk Reserve Fund, after giving effect to all withdrawals therefrom on such
Payment Date, to equal $25,000.

                  Responsible Officer: With respect to the Indenture Trustee, any officer of the Indenture Trustee with direct responsibility for the administration of the Indenture and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

                  Rolling Three Month Delinquency Average: For any Payment
Date the fraction, expressed as a percentage, equal to the average of the Delinquency
Rates for each of the three (or one through two, in the case of the first through second Payment Dates) immediately preceding months.

                  Scheduled Payment: For any Loan, the monthly scheduled
payment of interest and principal, as determined in accordance with the provisions of the related Mortgage Note.

                  Securities Act: The Securities Act of 1933, as amended,
and the rules and regulations promulgated thereunder.

                  Security:  Any of the Certificates or Notes.

                  Securityholder or Holder:  Any Noteholder or a
Certificateholder.

                  Seller:  DLJ Mortgage Capital, Inc.

                  Senior Enhancement Percentage: For any Payment Date the
fraction, expressed as a percentage, the numerator of which is the sum of the
Class Principal Balance of the Class M and Class B Notes and the
Overcollateralization Amount (which, for purposes of this definition only, shall not be less than zero), in each case after giving effect to payments on such
Payment Date, and the denominator of which is the Aggregate Loan Balance for such Payment Date.

                  Senior Notes:  The Class A Notes.

                  Senior Principal Payment Amount: For any Payment Date
on or after the Stepdown Date, the amount, if any, by which (x) the Principal Balance of the Senior Notes immediately prior to such Payment Date exceeds (y) the lesser of (A) the product of (i) 39.50% and (ii) the Aggregate Loan Balance for
such Payment Date and (B) the amount, if any, by which (i) the Aggregate Loan
Balance for such Payment Date exceeds (ii) 0.50% of the Maximum Pool Amount.

                  Servicer: Irwin Union Bank and Trust Company, a bank
organized and existing under the laws of the State of Indiana, and its successors and assigns.

                  Servicing Advances: All customary, reasonable and necessary
"out of pocket" costs and expenses (including reasonable attorneys' fees and disbursements) incurred in the performance by the Servicer of its servicing obligations, including, but not limited to, the cost of (a) the preservation, restoration and protection of a Mortgaged Property, (b) any enforcement, administrative or judicial proceedings, or any legal work or advice specifically related to servicing the Loans, including but not limited to, foreclosures, bankruptcies, condemnations, drug seizures, elections, foreclosures by subordinate or superior lienholders, and other legal actions incidental to the servicing of the Loans (provided that such expenses are reasonable and that the
Servicer specifies the Loan(s) to which such expenses relate, and provided further that any such enforcement, administrative or judicial proceeding does not arise out of a breach of any representation, warranty or covenant of the
Servicer), (c) the management and liquidation of any REO, (d) taxes, assessments, water rates, sewer rates and other charges which are or may become a lien upon the Mortgaged Property, and primary mortgage insurance policy premiums and fire and hazard insurance coverage, (e) any expenses reasonably sustained by the Servicer, with respect to the liquidation of the Mortgaged
Property in accordance with the terms of the Servicing Agreement and (f)
compliance with the obligations under Section 3.04 of the Servicing Agreement
(except for deposits made in connection with the deductible clause in a blanket policy).

                  Servicing Agreement: The Servicing Agreement dated as
of the Cut-Off Date among the Issuer, the Servicer and the Indenture Trustee.

                  Servicing Certificate: A certificate completed and executed by a Servicing Officer on behalf of the Servicer in accordance with Section 4.01 of the Servicing Agreement.

                  Servicing Default:  The meaning specified in Section
7.01 of the Servicing Agreement.

                  Servicing Fee: The sum of (a) with respect to any Loan
and any Collection Period, the sum of (i) any Prepayment Penalties, late fees and other fees to which the Servicer is entitled under the Servicing Agreement (other than the amounts payable pursuant to Section 3.10(b) thereof), that have been paid during such Collection Period, and (ii) one-twelfth of the product of (A) the
Servicing Fee Rate and (B) the Principal Balance of such Loan as of the first day of the month for which such fee is being calculated (such fee shall be payable monthly and pro-rated for any partial month) and (b) with respect to any
Collection Period, one-twelfth of the product of (i) the Servicing Fee Rate and
(ii) the aggregate amount of Subsequent Recoveries received during such
Collection Period.

                  Servicing Fee Rate:  With respect to any Loan, 1.00%
per annum.

                  Servicing Officer: Any officer of the Servicer involved
in, or responsible for, the administration and servicing of the Loans whose name and specimen signature appear on a list of servicing officers furnished to the
Indenture Trustee by the Servicer, as such list may be amended from time to time.

                  Single Note:  A Note in the amount of $1,000.

                  Standard & Poor's:  Standard & Poor's Ratings
Services or its successor in interest.

                  Stated  Value:  With  respect to any Loan,  the value
of the  related  Mortgaged  Property  as stated by the  related Mortgagor in his or her application.

                  Statutory Trust Statute:  Chapter 38 of Title 12 of the
Delaware Code,  12 Del. Codess.ss.3801  et seq., as the same may be amended from time to time.

                  Stepdown Date: For any Payment Date, the later to occur
of (x) the Payment Date occurring in December 2006 and (y) the first Payment Date on which the Senior Enhancement Percentage, calculated for this purpose only after taking into account payments of principal on the Loans, but prior to any payment of the Principal Payment Amount to the Notes then entitled to payments of principal on that Payment Date, is greater than or equal to 60.50%.

                  Subordinate Notes:  The Class M and Class B Notes.

                  Subsequent Cut-off Date: With respect to any Subsequent
Loan, the date specified in the related  Subsequent  Transfer Agreement.

                  Subsequent Cut-off Date Loan Balance: With respect to any
Subsequent Loan, the Principal Balance thereof as of the close of business on the last day of the Collection Period immediately prior to the related
Subsequent Cut-off Date.

                  Subsequent Loan: A loan sold by the Seller to the Issuer
pursuant to Section 4 of the Loan Purchase Agreement, such Loan being identified on the Loan Schedule attached to the related Subsequent Transfer Agreement, as set forth in such Subsequent Transfer Agreement.

                  Subsequent Recoveries: As of any Payment Date, all amounts
(other than Liquidation Proceeds) received by the Servicer specifically related to a previously Liquidated Loan during the related Collection Period.

                  Subservicer:  Any Person with whom the Servicer has entered into a  Subservicing  Agreement as a  Subservicer  by the Servicer.  The initial
Subservicer shall be Irwin Home Equity Corp., an Indiana Corporation.

                  Subsequent Transfer Agreement: Each Subsequent Transfer
Agreement dated as of a Subsequent Transfer Date executed by the Seller and the
Issuer substantially in the form of Exhibit D to the Loan Purchase Agreement, by which the related Subsequent Loans are sold to the Issuer.

                  Subsequent Transfer Date: With respect to each Subsequent
Transfer Agreement, the date on which the related Subsequent Loans are sold to the Issuer.

                  Subservicing Account: An Eligible Account established or
maintained by a Subservicer as provided for in Section 3.02(c) of the Servicing
Agreement.

                  Subservicing Agreement: Any written contract between the
Servicer and any Subservicer relating to servicing and administration of certain
Loans as provided in Section 3.01 of the Servicing Agreement.

                  Subservicing  Fee: With respect to any Collection  Period, any fee retained monthly by the Subservicer which will be paid out of the Servicing
Fee.

                  Substitution Amount: The amount, if any, by which the
Principal Balance of a Loan required to be removed from the trust due to a breach of a representation and warranty or defective documentation exceeds the
Principal Balance of the related substitute loan, plus unpaid interest accrued thereon.

                  Targeted Overcollateralization Amount: For any Payment
Date prior to the Stepdown Date, 5.75% of the Maximum Pool Amount. With respect to any Payment Date on or after the Stepdown Date, the greater of (a) 11.50% of the Aggregate Loan Balance for such Payment Date and (b) 0.50% of the Maximum Pool
Amount. With respect to any Payment Date on or after the Stepdown Date with respect to which a Trigger Event is in effect and is continuing, the Targeted
Overcollateralization Amount for the Payment Date immediately preceding such
Payment Date.

                  Termination Price: With respect to the exercise of the
Optional Termination by the Holders of a majority of the Class CE-2 Certificates pursuant to Section 10.18(a) of the Indenture, an amount equal to the greater of
(i) the sum of the Aggregate Loan Balance as of the end of the related
Collection Period and accrued and unpaid interest thereon at the weighted average of the Net Loan Rates through the day preceding the Payment Date on which such purchase occurs and (ii) the sum of (a) the aggregate Class Principal
Balance of each Class of Notes immediately prior to the Payment Date on which such purchase occurs, (b) the aggregate of any Applied Loss Amounts on the Notes remaining unpaid immediately prior to the Payment Date on which such purchase occurs, (c) the aggregate of the Current Interest on the Notes for the Payment
Date on which such purchase occurs, and (d) the aggregate of any Carryforward
Interest on the Notes for the Payment Date on which such purchase occurs.

                  With respect to the exercise of the Optional Termination by the Servicer pursuant to Section 10.18(b) of the Indenture, an amount equal to the lesser of (a) the sum of the Aggregate Loan Balance as of the end of the
related Collection Period and accrued and unpaid interest thereon at the weighted average of the Mortgage Interest Rates through the day preceding the
Payment Date on which such purchase occurs and (b) the fair market value of all remaining assets of the Trust Estate as of the Payment Date on which such purchase occurs.

                  Treasury Regulations: Regulations, including proposed or
temporary Regulations, promulgated under the Code. References in the Basic
Documents to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor
Treasury Regulations.

                  Trigger Event: With respect to any Payment Date, a Trigger
Event will be in effect if either (i) the Rolling Three Month Delinquency
Average equals or exceeds 16.00% of the Senior Enhancement Percentage as of such
Payment Date or (ii) the Cumulative Realized Losses on the Loans exceed the percentage of the initial Aggregate Loan Balance for such Payment Date as specified below:

                                                                         Percentage of Initial
                 Payment Date                                            Aggregate Loan Balance

                 December 2003-November 2006...............                       N/A
                 December 2006-November 2007...............                      7.20%
                 December  2007-November 2008..............                      10.40%
                 December 2008-November 2009...............                      13.05%
                 December 2009-November 2010...............                      14.25%
                 December  2010 and thereafter.............                      15.00%

                  Trust Estate:  The meaning specified in the Granting
Clause of the Indenture.

                  Trust  Indenture  Act or TIA: The Trust Indenture Act
of 1939,  as amended  from time to time,  as in effect on any relevant date.

                  Trustee Additional Expenses: All reasonable expenses and
disbursements incurred or made by the Indenture Trustee and the Administrator in accordance with any of the provisions of the Indenture and the Administration
Agreement with respect to: (A) the reasonable compensation and the expenses and disbursements of its counsel not associated with the closing of the issuance of the Notes, (B) the reasonable compensation, expenses and disbursements of any accountant, engineer or appraiser that is not regularly employed by the
Indenture Trustee, to the extent that the Indenture Trustee or the Administrator must engage such persons to perform acts or services hereunder, (C) printing and engraving expenses in connection with preparing any Definitive Notes and (D) any other reasonable expenses incurred other than in the ordinary course of its business by the Indenture Trustee or the Administrator in connection with its duties hereunder or under the Administration Agreement.

                  Trustee Fee: With respect to any Loan and any Collection
Period, the product of (i) the Trustee Fee Rate divided by 12 and (ii) the Loan
Balance of such Loan as of the first day of such Collection Period.

                  Trustee Fee Rate:   0.0115% per annum.

                  UCC:  The Uniform Commercial Code, as amended from time
to time, as in effect in the applicable jurisdiction.

                  Underwriter:  Credit Suisse First Boston LLC or any
successor thereto.

                  Uniform Single Attestation Program for Mortgage Bankers:
The Uniform Single Attestation Program for Mortgage Bankers, as published by the
Mortgage Bankers Association of America and effective with respect to fiscal periods ending on or after December 15, 1995.

                  United States Person: A citizen or resident of the United
States, a corporation or a partnership (including an entity treated as a corporation or partnership for United States federal income tax purposes)
created or organized in, or under the laws of, the United States or any State thereof or the District of Columbia (except, in the case of a partnership, to the extent provided in regulations).

                  Voting Rights: The portion of the voting rights of the
Holders of the Notes allocated to each Class of Notes. 99.00% of all of the Voting
Rights exercisable by the Noteholders shall be allocated among the Classes of
Class A-Notes (other than the Class A-IO Notes), Class M Notes and Class B Notes in accordance with their respective outstanding Note Balances and 1.0% of all of the Voting Rights shall be allocated among the Holders of the Class A-IO Notes.
Voting Rights shall be allocated among the Holders of a Class of Notes on a pro rata basis in accordance with their respective Percentage Interests.